For Immediate Release
Corel Corporation Reports Second Quarter Results
Revenues Increase 11%; GAAP Net Loss of $(0.19) Per Share;
Non-GAAP Adjusted Net Income of $0.38 Per Diluted Share
Ottawa, Canada — June 28, 2006 — Corel Corporation (NASDAQ:CREL; TSX:CRE) today reported financial results for its second quarter ended May 31, 2006.
Revenues in the second quarter of fiscal 2006 were $44.2 million, an increase of 11% over revenues of $40.0 million in the second quarter of fiscal 2005. GAAP net loss in the second quarter of fiscal 2006, which includes a one time charge of $8.3 million related to the early retirement of debt, was $(4.0) million, or $(0.19) per share. This compares to net income of $158,000, or $0.01 per share in the second quarter of fiscal 2005.
Non-GAAP adjusted net income for the second quarter of fiscal 2006 was $8.4 million, an increase of 11% compared to non-GAAP adjusted net income for the second quarter of fiscal 2005 of $7.5 million, remaining constant at $0.38 per diluted share. Non-GAAP adjusted EBITDA in the second quarter of fiscal 2006 was $13.7 million, a 6% increase compared to $13.0 million in the second quarter of fiscal 2005. A reconciliation of GAAP net income to non- GAAP adjusted net income and non-GAAP adjusted EBITDA is provided in the notes to the financial statements included in this press release.
During the quarter, Corel completed its initial public offering and refinanced its credit facilities. Net proceeds to Corel from the offering were $72.5 million. As a result of the offering and related transactions, Corel reduced its outstanding debt at the end of the quarter from $140.0 million to $90.0 million and ended the quarter with $33.0 million in cash and cash equivalents.
“Corel’s second quarter performance demonstrates the continued strength of our business model and the results we are able to achieve by remaining focused on the needs of our customers and partners,” said David Dobson, CEO of Corel Corporation. “With strong revenue performance, new global partnerships, and increasing traction in developing and emerging markets, Corel is successfully executing its strategy to deliver long-term, shareholder value. WinZip’s contribution further illustrates the benefits of the Corel acquisition model as we leverage operating efficiencies to drive incremental earnings.”
Dobson continued, “Corel has proven itself to be a leader in delivering high-value, affordable software that is easy to learn and use. We remain committed to that vision and to delivering a unique customer experience that differentiates Corel in the marketplace. Our new digital imaging platform, code named “Alta”, is an example of the innovations we are developing to provide customers and partners with more flexibility, convenience, and control in creating their own digital imaging environment. Corel’s employees will continue to work closely with our customers and partners to deliver software that responds to their evolving needs.”
Third Quarter Fiscal 2006 Guidance
Corel provided guidance for the third quarter ending August 31, 2006. The Company currently expects:
•	Revenue in the range of $39 million to $41 million.

•	GAAP net income of $3.4 million to $4.7 million and non-GAAP adjusted net income of $7.2 million to $8.5 million.

•	GAAP EPS of $0.13 to $0.18 per share and non-GAAP EPS of $0.28 to $0.33 per share.
Fiscal 2006 Guidance
Corel provided guidance for the year ending November 30, 2006. The Company currently expects:
· Revenue in the range of $172 million to $175 million
· GAAP net income of $4.7 million to $7.1 million and non-GAAP adjusted net income of $33.0 million to $35.4 million.
· GAAP EPS of $0.20 to $0.30 per share and non-GAAP EPS of $1.40 to $1.50 per share.
Corel will host a conference call to discuss the results at 4:30 p.m. Eastern Time today. To access the conference call, please dial (800) 810-0924 or (913) 981-4900. A live webcast and replay of the call will also be available through Corel’s Investor Relations website at http://investor.corel.com/events.cfm.
Forward-Looking Statements:
This news release includes forward-looking statements that are based on certain assumptions and reflect our current expectations. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements to differ materially from any future results, performance, or achievements discussed or implied by such forward-looking statements. Such risks include competitive threats from well-established software companies that have significantly greater market share and resources than us, new entrants that benefit from industry trends, such as the increasing importance of Internet distribution and open source software, and from online services companies that are increasingly seeking to provide software products at little or no incremental cost to their customers to expand their Internet presence and build consumer loyalty. We rely on a small number of key strategic relationships for a significant percentage of our revenue and these relationships can be modified or terminated at any time. In addition, our core products have been marketed for many years and the packaged software market in North America and Europe is relatively mature and characterized by modest growth. Accordingly, we must successfully complete acquisitions, penetrate new markets or increase penetration of our installed base to achieve revenue growth. These and other risks, uncertainties and other important factors are described in our Prospectus dated April 25, 2006, filed with the Securities and Exchange Commission pursuant to Rule 462(b) of the rules and regulations under the Securities Act of 1933. A copy of the Prospectus can be obtained on our website, or at www.sec.gov. Such risks are also included in our Canadian supplemented PREP prospectus dated April 25, 2006, available at http://www.sedar.com. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.
Financial Presentation and Use of Non-GAAP Measures:
Our financial statements have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, which differ in certain material respects from Canadian generally accepted accounting principles. In addition, our financial statements and information in this release are presented in U.S. Dollars, unless otherwise indicated. This news release includes certain non-GAAP financial measures, such as adjusted net income and adjusted EBITDA. We use these non-GAAP financial measures to confirm our compliance with covenants contained in our debt facilities, as supplemental indicators of our operating performance and to assist in evaluation of our liquidity. These measures do not have any standardized meanings prescribed by GAAP and therefore are not comparable to the calculation of similar measures used by other companies, and should not be viewed as alternatives to measures of financial performance or changes in cash flows calculated in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the closes GAAP measures are set out in the notes to the financial statements attached to this news release.
About Corel Corporation
Corel is a leading global packaged software company with an estimated installed base of over 40 million users. The Company provides high quality, affordable and easy-to-use productivity, graphics and digital imaging software and enjoys a favorable market position among value-conscious consumers and small businesses. Its products are sold in over 75 countries through a scalable distribution platform comprised of original equipment manufacturers (OEMs), Corel’s international websites, and a global network of resellers and retailers. The Company’s product portfolio features well-established, globally recognized brands including CorelDRAW® Graphics Suite, Corel® WordPerfect® Office, WinZip® ,Corel® Paint Shop® Pro, and Corel Painter™. To learn more about Corel, please visit www.corel.com.
© 2006 Corel Corporation. All rights reserved. Corel, CorelDRAW, WordPerfect, WinZip, Paint Shop, Painter, and the Corel logo are trademarks or registered trademarks of Corel Corporation and/or its subsidiaries. All other product, font and company names and logos are trademarks or registered trademarks of their respective companies.
Press Contact:
Gail Scibelli
617-539-9984
gail.scibelli@corel.com
Investor Relations Contact:
The Blueshirt Group
415-217-7722
Todd Friedman
todd@blueshirtgroup.com
Stacie Bosinoff
stacie@blueshirtgroup.com

Corel Corporation
Quarterly Financial results
For the quarter ended May 31, 2006
(in thousands, except per share data; unaudited)

Consolidated Condensed Statement of Operations

	Three Months ended May 31,		Six Months ended May 31,
	2006	2005	2006	2005
Revenues — Product	$39,151	$36,428	$78,649	$72,510
Revenues — Maintenance and service	5,059	3,573	9,848	7,479

Total revenues	44,210	40,001	88,497	79,989

Cost of revenues — Product	5,049	4,097	10,054	8,805
Cost of revenues — Maintenance and service	276	293	590	641
Amortization of intangible assets	2,648	6,636	9,275	12,835

Total cost of revenues	7,973	11,026	19,919	22,281

Gross margin	36,237	28,975	68,578	57,708

Operating expenses
Sales and marketing	14,023	12,164	28,527	24,988
Research and development	6,640	5,982	12,821	11,653
General and administrative	6,193	4,654	11,588	10,313
Restructuring	251	72	811	612

Total operating expenses	27,107	22,872	53,747	47,566

Income from operations	9,130	6,103	14,831	10,142

Other expenses (income)
Loss on debt retirement	8,275	6	8,275	3,937
Interest expense, net	3,207	3,407	7,070	5,377
Amortization of deferred financing fees	357	504	801	804
Other non-operating expense (income)	(528)	193	(648)	371

Income (loss) before taxes	(2,181)	1,993	(667)	(347)
Income tax expense	1,791	1,835	4,942	2,015

Net income (loss)	$(3,972)	$158	$(5,609)	$(2,362)

Net income (loss) per share
Basic and diluted
Class A	$	N/A	$(0.05)	$	N/A	$(1.69)
Class B		N/A	(0.05)		N/A	(1.69)
WinZip Common		N/A	38.95		N/A	29.20
Corel Common		(0.19)	N/A		(0.28)	N/A
Pro-forma basic and diluted		(0.19)	0.01		(0.28)	(0.16)

Shares used in basic and diluted per share amounts
Class A		N/A	3,736		N/A	3,736
Class B		N/A	8,321		N/A	8,321
WinZip Common		N/A	20		N/A	20
Corel Common		21,086	N/A		20,293	N/A

Shares used in pro-forma per share amounts
Basic		21,086	19,485		20,293	19,485
Diluted		21,086	19,965		20,293	19,485

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Consolidated Condensed Balance Sheet

	May 31,	November 30,
	2006	2005
Assets
Current assets:
Cash and cash equivalents	$33,021	$20,746
Restricted cash	717	966
Accounts receivable
Trade, net	16,763	19,342
Due from related parties	—	667
Other	648	311
Inventory	1,365	726
Defered tax assets, current portion	240	592
Prepaids and other current assets	2,242	2,343

Total current assets	54,996	45,693

Investments	262	334
Capital assets	3,536	3,532
Intangible assets	42,813	52,397
Goodwill	9,850	9,850
Deferred Income tax assets	—	284
Deferred financing charges and other long-term assets	4,199	8,746

Total assets	$115,656	$120,836

Liabilities and shareholders’ deficit
Current liabilities:
Accounts payable & accrued liabilities	$26,650	$30,152
Due to related party	—	334
Income taxes payable	13,472	10,773
Deferred revenue	10,107	11,755
Current portion of promissory note	532	1,170
Current portion of term loan payable	900	15,764

Total current liabilities	51,661	69,948

Deferred revenue	2,159	2,085
Term loan payable	89,100	132,965
Promissory note and other long-term liabilities	797	1,072

Total liabilities	143,717	206,070

Shareholders’ deficit
Share capital	30,721	(73,793)
Additional paid-in capital	3,160	7,427
Accumulated other comprehensive income	14	85
Deficit	(61,956)	(18,953)

Total shareholders’ deficit	(28,061)	(85,234)

Total liabilities and shareholders’ deficit	$115,656	$120,836

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Consolidated Condensed Statement of Cash Flows

	Three Months ended May 31,		Six Months ended May 31,
	2006	2005	2006	2005
Cash flow from operating activities
Net income (loss)	$(3,972)	$158	$(5,609)	$(2,362)
Depreciation	378	307	776	769
Amortization of deferred financing fees	357	504	801	804
Amortization of intangible assets	2,648	6,636	9,275	12,835
Stock-based compensation	794	123	1,646	239
Accrued interest	352	166	(261)	533
Provision for bad debts	52	27	174	193
Deferred income taxes	201	19	636	313
Unrealized losses on foreign exchange contracts	193	87	221	293
Gain on disposal of fixed assets	—	(28)	—	(14)
Loss on early retirement of debt	8,275	6	8,275	3,937
Gain on disposal of investments	—	(71)	—	(71)
Operating Assets	463	469	(267)	(109)

Cash flow provided by operating activities	9,741	8,403	15,667	17,360

Cash flow from financing activities
Restricted cash	—	(13)	—	1,357
Proceeds from term loan	90,000	—	90,000	130,000
Repayments of term loan	(140,091)	—	(148,729)	(64,305)
Financing fees incurred	(5,875)	(668)	(7,638)	(7,668)
Proceeds from public offering	72,538	—	72,538	—
Proceeds from issuance of common shares	1	—	1	—
Paid up capital distribution	—	—	—	(83,113)
Dividends	(7,500)	(4,000)	(7,500)	(6,135)
Other financing	(492)	(3,250)	(1,098)	(2,750)

Cash flow provided by (used in) financing activities	8,581	(7,931)	(2,426)	(32,614)

Cash flow from investing activities
Proceeds from redemption of investments	—	71	—	10,058
Acquisition of Jasc	—	(369)	—	(184)
Purchase of long lived assets, net of proceeds	(425)	(169)	(855)	(468)

Cash flow provided by (used in) investing activities	(425)	(467)	(855)	9,406

Effect of exchange rate changes on cash	(74)	(10)	(111)	(19)

Increase (decrease) in cash and cash equivalents	17,823	(5)	12,275	(5,867)
Opening cash and cash equivalents	15,198	5,695	20,746	11,557

Closing cash and cash equivalents	$33,021	$5,690	$33,021	$5,690

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Non-GAAP Results
(In thousands, except per share data)

	Three Months ended May 31,		Six Months ended May 31,
	2006	2005	2006	2005
Non-GAAP Adjusted Net Income Calculation:
Net income (loss)	$(3,972)	$158	$(5,609)	$(2,362)
Amortization of intangible assets	2,648	6,636	9,275	12,835
Stock based compensation	794	123	1,646	239
Restructuring	251	72	811	612
Reorganization costs	—	—	117	883
Amortization of deferred financing fees	357	504	801	804
Loss on debt retirement	8,275	6	8,275	3,937

Non-GAAP Adjusted Net Income	$8,353	$7,499	$15,316	$16,948

Percentage of revenue	18.9%	18.7%	17.3%	21.2%

Pro-forma diluted non-GAAP adjusted net income per share	$0.38	$0.38	$0.72	$0.85

Shares used in computing proforma diluted non-GAAP adjusted net income per share	22,178	19,965	21,386	19,953

Non-GAAP Adjusted EBITDA Calculation:
Cash flow provided by operating activities	$9,741	$8,403	$15,667	$17,360
Change in operating assets and liabilities	(463)	(469)	267	109
Interest Expense	3,207	3,407	7,070	5,377
Income tax expense, net	1,791	1,835	4,942	2,015
Accrued interest	(352)	(166)	261	(533)
Provision for bad debts	(52)	(27)	(174)	(193)
Unrealized losses on foreign exchange contracts	(193)	(87)	(221)	(293)
Deferred income taxes	(201)	(19)	(636)	(313)
Gain on disposal of fixed assets	—	28	—	14
Restructuring	251	72	811	612
Reorganizational costs	—	—	117	883

Non-GAAP Adjusted EBITDA	$13,729	$12,977	$28,102	$25,038

Percentage of revenue	31.1%	32.4%	31.8%	31.3%

Other Supplemental Information

Revenue by Product Segment
Productivity	$19,173	$16,897	$38,963	$31,900
Graphics and Digital Imaging	25,037	23,104	49,534	48,089

Total	$44,210	$40,001	$88,497	$79,989

As percentage of revenues
Productivity	43.4%	42.2%	44.0%	39.9%
Graphics and Digital Imaging	56.6%	57.8%	56.0%	60.1%

Total	100.0%	100.0%	100.0%	100.0%

Revenue by Geography
Americas	$26,919	$23,270	$52,582	$47,821
Europe, Middle East, Africa	13,681	13,671	29,449	27,097
Asia-Pacific	3,610	3,060	6,466	5,071

Total	$44,210	$40,001	$88,497	$79,989

As percentage of revenues
Americas	60.9%	58.2%	59.4%	59.8%
Europe, Middle East, Africa	30.9%	34.2%	33.3%	33.9%
Asia-Pacific	8.2%	7.6%	7.3%	6.3%

Total	100.0%	100.0%	100.0%	100.0%

Allocation of Stock-Based Compensation Expense
Cost of revenues — Product	$7	$4	$15	$8
Cost of revenues — Maintenance and service	2	1	4	2
Sales and marketing	121	53	312	102
Research and development	53	36	116	71
General and administrative	611	29	1,199	56

Total	$794	$123	$1,646	$239

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